UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 9, 2021

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers
On November 9, 2021, OFTC, Inc. a subsidiary of Service Corporation International (SCI or Company) entered into new employment agreements with the Company’s named executive officers and extended those agreements until December 31, 2022. The named executive officers and the material terms of their employment agreements are summarized in SCI’s Proxy Statement filed March 26, 2021, under “Executive Compensation Tables” and “Further Executive Compensation Practices and Policies”, which are incorporated by reference herein. The new employment agreements have substantially the same terms as are contained in the old employment agreements with the following changes:

1.Adds conviction of a felony or entering a plea of nolo contendere to a felony as a discharge for Cause.

2.Updates the disability section and ties Employee pay during a period of disability to the twenty-four weeks of Company provided Short Term Disability pay rather than to the end of the Employment Term.
Item 7.01 Regulation FD Disclosure
On November 10, 2021, the Board of Directors declared a quarterly cash dividend of twenty-three cents per share of common stock.

The Company also announced that its Board of Directors has increased the authorized level of repurchases of its common stock by approximately $400 million. When combined with approximately $200 million of authority remaining under the existing program, this represents a total of $600 million of current share repurchase authority effective today.
The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. Except for the information filed pursuant to Item 5.02 noted above, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this report

Exhibit No.	Description
99.1	Press Release, dated November 10, 2021, declaring the quarterly dividend and an increase in share repurchase authorization.
104	Interactive data file.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
November 15, 2021            Service Corporation International

By: /s/ GREGORY T. SANGALIS
Gregory T. Sangalis
Senior Vice President
General Counsel and Secretary